UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

ENDRA LIFE SCIENCES INC.
(Name of Registrant as Specified in its Charter)

___________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

3600 Green Court, Suite 350

Ann Arbor, Michigan 48105

June 25, 2024

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of ENDRA Life Sciences Inc. to be held at 10:00 a.m., Eastern Time, on August 6, 2024. This year’s annual meeting will be completely virtual and conducted via live webcast. You may attend the annual meeting on the internet at www.virtualshareholdermeeting.com/NDRA2024. Prior to the meeting you may submit questions by logging into proxyvote.com and, prior to and during the meeting until polls are closed, you may vote by logging into www.virtualshareholdermeeting.com/NDRA2024 using your shareholder information provided on the Notice of Internet Availability of Proxy Materials described below.

We are using the “Notice and Access” method of providing proxy materials to you via the internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about June 25, 2024, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and vote electronically via the internet or by telephone. The Notice also contains instructions on how to receive a paper copy of your proxy materials.

We look forward to your participation in the annual meeting by attending virtually or by submitting your proxy. Further details regarding the matters to be acted upon at this meeting appear in the accompanying Notice and Proxy Statement. Please give this material your careful attention.

Very truly yours, Irina Pestrikova Senior Director of Finance and Secretary

ENDRA Life Sciences Inc.

3600 Green Court, Suite 350

Ann Arbor, Michigan 48105

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 6, 2024

To the Stockholders of ENDRA Life Sciences Inc.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of ENDRA Life Sciences Inc., a Delaware corporation, will take place on August 6, 2024 at 10:00 a.m., Eastern Time. The annual meeting will be a virtual meeting, held on the internet at www.virtualshareholdermeeting.com/NDRA2024, for the following purposes:

1.	To elect the five nominees to the Board of Directors nominated by the Board of Directors.

2.	To hold an advisory vote on executive compensation.

3.

To hold a vote to authorize the issuance of shares of Common Stock upon the exercise of certain warrants sold in our recent public offering, and approve certain adjustment provisions included in such warrants.

4.	To hold a vote on the approval of an amendment to our Certificate of Incorporation increasing the number of authorized shares of Common Stock from 80,000,000 shares to 1,000,000,000 shares.

5.

To hold a vote on the approval of an amendment to our Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split of our Common Stock at a stock split ratio between 1-for-20 and 1-for-50, inclusive, with the ultimate ratio to be determined by the Board of Directors in its sole discretion.

6.	To ratify the appointment of RBSM LLP as our independent registered public accounting firm for 2024.

7.	To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

To ensure that each stockholder’s vote is counted at the 2024 Annual Meeting, stockholders are requested to complete, sign, date and return the proxy cards provided to them as promptly as possible in the envelope provided, or to submit their proxies by Internet, as described in the proxy cards mailed to them. Stockholders may also submit their voting instructions by telephone as described in the proxy cards mailed to them. Stockholders attending the 2024 Annual Meeting may vote electronically at the 2024 Annual Meeting even if they have previously submitted their proxy authorization.

Only stockholders of record of our Common Stock and Preferred Stock at the close of business on June 12, 2024, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. ENDRA’s warrants do not have voting rights.

By Order of the Board of Directors, Francois Michelon Chief Executive Officer and Chairman

Ann Arbor, Michigan

June 25, 2024

PROXY STATEMENT

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ENDRA Life Sciences Inc.

3600 Green Court, Suite 350

Ann Arbor, Michigan 48105

PROXY STATEMENT

The Board of Directors (the “Board”) of ENDRA Life Sciences Inc. (the “Company,” “ENDRA,” “we,” “us” or “our”) is providing these materials to you in connection with ENDRA’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The 2024 Annual Meeting will take place on August 6, 2024, 10:00 a.m., Eastern Time, and will be held on the internet at www.virtualshareholdermeeting.com/NDRA2024. This proxy statement and the form of proxy are being made available, and the Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed, to stockholders on or about June 25, 2024.

GENERAL INFORMATION

Why am I receiving these materials?

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the 2024 Annual Meeting. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide stockholders access to our proxy materials over the internet. Accordingly, we sent the Notice to all of our stockholders as of the record date. The Notice includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

What is a proxy?

The Board is asking for your proxy. This means that you authorize persons selected by us to vote your shares at the 2024 Annual Meeting in the way that you instruct. We have designated two of our executive officers to serve as proxy holders for the 2024 Annual Meeting. All shares represented by valid proxies received before the 2024 Annual Meeting will be voted in accordance with the stockholder’s specific voting instructions.

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What is included in these materials?

These materials include:

•	this proxy statement for the 2024 Annual Meeting;

•	a proxy card for the 2024 Annual Meeting; and

•	our Annual Report on Form 10-K for the year ended December 31, 2023.

What items will be voted on at the 2024 Annual Meeting?

There are six proposals scheduled to be voted on at the 2024 Annual Meeting:

•	the election of the nominees to the Board nominated by our Board of Directors;

•	the approval, on a non-binding, advisory basis, of executive compensation (“Say-on-Pay”);

•	the approval of the issuance of shares of Common Stock upon exercise of certain warrants issued in our recent public offering, and certain adjustment provisions included in such warrants (“Warrant Stockholder Approval”);

•	the approval of an amendment to our Certificate of Incorporation increasing the number of authorized shares of Common Stock from 80,000,000 shares to 1,000,000,000 shares (the “Increase in Authorized Shares Proposal”);

•	the approval of an amendment to our Certificate of Incorporation to effect, at the discretion of our Board on or prior to the one-year anniversary of the 2024 Annual Meeting, a reverse stock split of our Common Stock at a stock split ratio between 1-for-20 and 1-for-50, inclusive, with the ultimate ratio to be determined by the Board of Directors in its sole discretion (the “Reverse Stock Split”) and publicly announced by the Company at least five days before the effectiveness of the amendment; the precise timing of the implementation of the Reverse Stock Split shall be subject to the discretion of the Board of Directors (the “Reverse Stock Split Proposal”); and

•	the ratification of the Audit Committee’s appointment of RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The Board is not aware of any other matters to be brought before the meeting. If other matters are properly raised at the meeting, the proxy holders may vote any shares represented by proxy in their discretion.

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What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	FOR the nominees to the Board;

•	FOR the approval of the advisory vote on executive compensation;

•	FOR the proposal regarding the Warrant Stockholder Approval;

•	FOR the approval of the Increase in Authorized Shares Proposal;

•	FOR the approval of the Reverse Stock Split Proposal; and

•	FOR the ratification of the Audit Committee’s appointment of RBSM as the Company’s independent registered public accounting firm for 2024.

How can I participate in the 2024 Annual Meeting?

You may view the 2024 Annual Meeting online at www.virtualshareholdermeeting.com/NDRA2024. The 2024 Annual Meeting will begin at approximately 10:00 a.m. Eastern time, with log-in beginning at 9:45 a.m., on August 6, 2024. As with an in-person meeting, you will be able to vote during the meeting, by logging into www.virtualshareholdermeeting.com/NDRA2024 and entering your stockholder information provided on the Notice previously mailed to you; however, in order to submit questions for consideration at the meeting we ask that you log onto proxyvote.com prior to the meeting’s start and follow the instructions to submit a question. If you hold shares in street name, you must vote by giving instructions to your bank or broker. You should follow the instructions on the form that you receive from your bank or broker in order to submit your voting instructions by proxy or questions.

What if I have technical difficulties or trouble accessing the annual meeting webcast?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Who can attend and participate in the 2024 Annual Meeting?

Broadridge Financial Solutions, Inc. is hosting the 2024 Annual Meeting online at www.virtualshareholdermeeting.com/NDRA2024. While all stockholders will be permitted to listen online to the 2024 Annual Meeting, only stockholders of record as of the close of business on June 12, 2024 (the “record date”) and holders of valid proxies from such record holders may vote and ask questions for consideration at the 2024 Annual Meeting. To vote, a stockholder of record will need the control number included on their proxy cards or Notices, and to follow the instructions posted at www.virtualshareholdermeeting.com/NDRA2024. To ask a question for consideration at the 2024 Annual Meeting, a stockholder of record will use the control number to submit the question via proxyvote.com prior to the meeting’s start. Beneficial owners who do not have a control number may gain access to the meeting or can submit a question by following the instructions provided by their broker, bank, or other nominee. We encourage you to access the meeting prior to start time and submit any questions in advance, as described above under “How Can I Participate in the 2024 Annual Meeting?”. Please allow time for online check-in, which will begin at 10:00 a.m. Eastern time. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please visit the help pages found at www.virtualshareholdermeeting.com/NDRA2024.

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When is the record date and who is entitled to vote?

The Board set June 12, 2024 as the record date for the 2024 Annual Meeting. All record holders of ENDRA Common Stock and Preferred Stock as of the close of business on that date are entitled to vote. Each outstanding share of Common Stock is entitled to one vote. Each outstanding share of Series A Convertible Preferred Stock (“Series A Preferred Stock”) entitles the holder thereof to a number of votes equal to the number of shares of Common Stock into which each such share of Preferred Stock could be converted on the record date based upon an issue price of $1,000 per share, subject to adjustment for accrued dividends, and a conversion price of $17.40 per share. Accordingly, as of the record date, each share of Series A Preferred Stock is entitled to approximately 115 votes. As of the record date, there were outstanding 70,273,313 shares of Common Stock entitled to 70,273,313 votes at the 2024 Annual Meeting and 17.488 shares of Series A Preferred Stock entitled to approximately 2,010 votes at the 2024 Annual Meeting.

ENDRA’s warrants do not have voting rights.

What is a stockholder of record?

A stockholder of record, or registered stockholder, is a stockholder whose ownership of ENDRA Common Stock is reflected directly on the books and records of our transfer agent, VStock Transfer, LLC, or whose ownership of Series A Preferred Stock is reflected directly on the books and records kept by ENDRA. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization. We only have access to stock ownership information for registered stockholders. As described below, if you are not a stockholder of record, you will not be able to vote your shares unless you have a proxy from the stockholder of record authorizing you to vote your shares.

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How do I vote?

You may vote by any of the following methods:

•	Virtually during the 2024 Annual Meeting. You may vote by attending the 2024 Annual Meeting online. Please follow the instructions for attending and voting virtually posted at www.virtualshareholdermeeting.com/NDRA2024.

•	By mail (if you received a paper copy of the proxy materials by mail). Stockholders of record may vote by signing and returning the proxy card provided.

•	By submitting your proxy by phone or via the internet. You may submit your voting instructions by proxy, by phone or via the Internet by following the instructions provided in the Notice or the proxy card included with a paper copy of the proxy statement.

•	Beneficial owners of shares held in “street name.” You may vote by following the voting instructions provided to you by your bank or broker.

How can I change or revoke my vote?

If you are a stockholder of record, you may change or revoke your proxy any time before it is voted at the 2024 Annual Meeting by:

•	timely delivering a properly executed, later-dated proxy;

•	delivering a written revocation of your proxy to our Secretary at our principal executive offices; or

•	voting at the 2024 Annual Meeting.

If you hold your shares beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or nominee following the instructions they provide.

What happens if I do not give specific voting instructions?

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

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Which ballot measures are considered “routine” or “non-routine”?

The election of directors (“Proposal 1”), Say-on-Pay (“Proposal 2”), Warrant Stockholder Approval (“Proposal 3”) and Increase in Authorized Shares Proposal (“Proposal 4”) are considered to be non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 2, 3 and 4.

The Reverse Stock Split Proposal (“Proposal 5”) and ratification of the appointment of RBSM as our independent registered public accounting firm for 2024 (“Proposal 6”) are considered to be routine matters under applicable rules. A broker or other nominee may generally vote without instructions on routine matters, and we do not expect there to be any broker non-votes with respect to Proposals 5 and 6.

What is the quorum for the 2024 Annual Meeting?

The presence, in person or by proxy, of the holders of not less than one-third in voting power of the outstanding shares of stock entitled to vote at the meeting is necessary for the transaction of business at the 2024 Annual Meeting. This is called a quorum.

What is the voting requirement to approve each of the proposals?

The following are the voting requirements for each proposal:

•	Proposal 1: Election of Directors. The five nominees receiving the highest number of votes will be elected as directors.

•	Proposal 2: Say-on-Pay. The affirmative vote of a majority in voting power of the shares of stock of the Company which are present or represented by proxy and entitled to vote thereon is required to approve Proposal 2.

•	Proposal 3: Proposal regarding Warrant Stockholder Approval. The affirmative vote of a majority of votes cast on the proposal is required to approve Proposal 3.

•	Proposal 4: Increase in Authorized Shares Proposal. Proposal 4 will be approved if votes cast for the proposal exceed the votes cast against the proposal.

•	Proposal 5: Reverse Stock Split. Proposal 5 will be approved if votes cast for the proposal exceed the votes cast against the proposal.

•	Proposal 6: Ratification of Appointment of Independent Registered Public Accounting Firm. The Audit Committee’s appointment of RBSM as our independent registered public accounting firm for 2024 will be ratified if a majority in voting power of the shares of stock of the Company which are present or represented by proxy and entitled to vote thereon votes in favor of the proposal.

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How are abstentions and broker non-votes treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present at the 2024 Annual Meeting. However, broker non-votes are not counted as votes cast for any non-routine proposal considered at the 2024 Annual Meeting and, therefore, will have no effect on the proposals regarding the election of directors, Say-on-Pay, Warrant Stockholder Approval and Increase in Authorized Share Proposal. We expect no broker non-votes on the routine proposals regarding the Reverse Stock Split and the appointment of RBSM as our independent registered public accounting firm for 2024.

Abstentions will be counted as votes present and entitled to vote on the proposals considered at the 2024 Annual Meeting and, therefore, will be counted as votes against the proposals regarding Say-on-Pay, and the appointment of RBSM as our independent registered public accounting firm for 2024. Abstentions will have no effect on the proposals regarding the election of directors, Warrant Stockholder Approval, Increase in Authorized Shares Proposal or Reverse Stock Split.

What does it mean if I get more than one set of voting materials?

Your shares are probably registered in more than one account. Please follow the separate voting instructions that you received for your shares of Common Stock and Series A Preferred Stock held in each of your different accounts to ensure that all of your shares are voted.

Who pays for solicitation of proxies?

ENDRA is paying the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. In addition to soliciting the proxies by mail, certain of our directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email.

Where can I find the voting results of the 2024 Annual Meeting?

We will announce voting results in a Current Report on Form 8-K filed with the SEC within four business days following the meeting.

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How can I submit a proposal for the 2025 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2025 annual meeting of stockholders must be received by February 20, 2025. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Secretary at 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105.

Requirements for Stockholder Proposals to Be Brought Before the 2024 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2025 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2025 annual meeting of stockholders, must be delivered to the Company’s Secretary at 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105, not earlier than the close of business on April 8, 2025 and not later than the close of business on May 8, 2025. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2025 annual meeting of stockholders.

Universal Proxy Requirements. In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 17, 2025.

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding beneficial ownership of our voting stock as of June 12, 2024 by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of any class of our voting stock;

•	each named executive officer included in the Summary Compensation Table below;

•	each of our directors;

•	each person nominated to become director; and

•	all executive officers, directors and nominees as a group.

Unless otherwise noted below, the address of each person listed in the tables is c/o ENDRA Life Sciences Inc. at 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105. To our knowledge, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with the rules of the SEC. The information does not necessarily indicate ownership for any other purpose. Under these rules, shares of stock which a person has the right to acquire (i.e., by the exercise of any option or warrant) within 60 days after June 12, 2024 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. The applicable percentages of stock outstanding as of June 12, 2024 is based upon 70,273,313 shares of Common Stock and 17.488 shares of Series A Preferred Stock outstanding on that date.

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Beneficial Ownership

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned	Shares of Series A Preferred Stock Beneficially Owned	Percentage of Series A Preferred Stock Beneficially Owned
Francois Michelon	131,406	(1)	*	-	-
Michael Thornton	136,122	(2)	*	-	-
Irina Pestrikova	7,509	(3)	*
Louis Basenese	14,636	(4)	*	-	-
Anthony DiGiandomenico	161,887	(5)	*	-	-
Michael Harsh	21,570	(6)	*	-	-
Alexander Tokman	25,929	(7)	*	-	-
All directors and executive officers as a group (7 persons)	499,749		*	-	-
5% Stockholders
Juan R. Rivero(8)				17.488	100%

* Less than one percent.

(1) Consists of 4,860 shares of Common Stock, 126,439 shares of Common Stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of June 12, 2024 and 107 shares of Common Stock issuable upon the exercise of restricted warrants.

(2) Consists of 34,139 shares of Common Stock, 100,770 shares of Common Stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of June 12, 2024 and 1,213 shares of Common Stock issuable upon the exercise of restricted warrants.

(3) Consists of 8,200 shares of Common Stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of June 12, 2024.

(4) Consists of 2,454 shares of Common Stock and 12,182 shares of Common Stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of June 12, 2024.

(5) Consists of 102,434 shares of Common Stock, 17,786 shares of Common Stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of June 12, 2024 and 41,667 shares of Common Stock issuable upon the exercise of restricted warrants.

(6) Consists of 3,457 shares of Common Stock, 17,810 shares of Common Stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of June 12, 2024 and 303 shares of Common Stock issuable upon the exercise of restricted warrants.

(7) Consists of 8,143 shares of Common Stock and 17,786 shares of Common Stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of June 12, 2024.

(8) Mr. Rivero’s address is 14521 Jockey Circle, N. Davie, FL 33330.

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PROPOSAL 1 ‒ ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five members. Upon the recommendation of the Corporate Governance and Nominating Committee of our Board of Directors, the Board has nominated the five current directors for election at the 2024 Annual Meeting to hold office until the next annual meeting of stockholders or until his successor is duly elected and qualified.

Shares represented by all proxies received by the Board and not marked so as to withhold authority to vote for any individual nominee will be voted FOR the election of the nominees named below. The Board knows of no reason why any nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person nominated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE NOMINEES LISTED BELOW

The following table sets forth the nominees to be elected at the 2024 Annual Meeting, the year such director was first elected as a director, and the positions currently held by each director with ENDRA.

Nominee’s or Director’s Name	Year First Became Director	Position with the Company
Francois Michelon	2015	Chief Executive Officer and Chairman of the Board
Louis J. Basenese	2020	Director
Anthony DiGiandomenico	2013	Director
Michael Harsh	2015	Director
Alexander Tokman	2008	Director

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

Set forth below is background information for each current director and nominee for director, as well as information regarding additional experience, qualifications, attributes or skills that led the Board of Directors to conclude that such director or nominee should serve on the Board.

Francois Michelon, age 58, joined ENDRA as Chief Executive Officer and Chairman of our board of directors in 2015. He has over 20 years of healthcare technology experience in general management, operations, strategy and marketing across the diagnostic imaging, surgical instrument and dental sectors.

From 2012 to 2014, Mr. Michelon served as Vice President of Global Marketing for the 3i division of Biomet, Inc. (now Zimmer Biomet Holdings, Inc.), a provider of oral reconstruction technologies, where he was responsible for the upstream and downstream development of the division’s global portfolio. From 2004 to 2011, Mr. Michelon served as Group Director of Global Services and Visualization for Smith & Nephew plc’s Advanced Surgical Devices division, where he led in the B2B service and capital equipment sectors and had responsibility over the financial performance of these as well. From 1997 to 2004, Mr. Michelon worked at GE Healthcare in a variety of global upstream and downstream marketing roles.

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Mr. Michelon received an MBA from Carnegie-Mellon University and a BA in Economics from the University of Chicago. He has also earned his Six Sigma Black Belt certification.

Mr. Michelon’s extensive industry and executive experience and his intimate understanding of our business as our Chief Executive Officer position him well to serve as a member of our Board of Directors.

Louis J. Basenese, age 46, joined our Board of Directors in April 2020. Mr. Basenese is the President, Chief Market Strategist at MDB Capital Group, LLC, a registered broker-dealer, Member FINRA/SIPC. Previously, he was Founder and Chief Analyst of Disruptive Tech Research, LLC, an independent equity research and advisory firm focused exclusively on disruptive technology companies that has served the investment management community from June 2014 through September 2022. Since 2005, Mr. Basenese has also managed The Basenese Group, LLC, a consulting business focused on communications and business development for private and public small and microcap businesses.

Mr. Basenese holds an M.B.A. in Finance from the Crummer Graduate School of Business at Rollins College and a Bachelor of Arts from the University of Florida. He is also a former Series 7 and Series 66 license holder.

Mr. Basenese’s experience with investor relations and business development of technology-focused companies, as well as financing and strategic planning, provides him with the qualifications and skills necessary to serve as a member of our Board of Directors.

Anthony DiGiandomenico, age 57, joined our Board of Directors in 2013. A co-founder of MDB Capital Group LLC, Mr. DiGiandomenico focuses on corporate finance and capital formation for growth-oriented companies. He has participated in all areas of corporate finance including private capital, public offerings, PIPEs, business consulting and strategic planning, and mergers and acquisitions.

Mr. DiGiandomenico has also worked on a wide range of transactions for growth-oriented companies in biotechnology, nutritional supplements, manufacturing and entertainment industries. Prior to forming MDB Capital Group LLC in 1997, Mr. DiGiandomenico served as President and CEO of the Digian Company, a real estate development company. Mr. DiGiandomenico has also served on the board of directors of Cue Biopharma, Inc., an immunotherapy company, and on the board of directors of Provention Bio, Inc., a clinical-stage biopharmaceutical company.

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Mr. DiGiandomenico holds an MBA from the Haas School of Business at the University of California, Berkeley and a BS in Finance from the University of Colorado.

Mr. DiGiandomenico’s financial expertise, general business acumen and significant executive leadership experience position him well to make valuable contributions to our Board of Directors.

Michael Harsh, age 69, joined our Board of Directors in 2015. He is a Portfolio Executive for the National Institutes of Health (NIH) Rapid Acceleration of Diagnostics (RADx) COVID-19 Response Program and a co-founder and Chief Product Officer of Terapede Systems, a digital Xray startup that focuses on developing an ultra-high resolution medical flat panel X-ray detector. He co-founded Terapede in 2015. Prior to Terapede, Mr. Harsh had a 36-year career with General Electric (“GE”). He held numerous positions within GE and served as Vice President and Chief Technology Officer of GE Healthcare, a multi-billion dollar division of GE, where he led its global science and technology organization and research and development teams in diagnostics, healthcare IT and life sciences. In 2004, Mr. Harsh was named Global Technology Leader - Imaging Technologies at the GE Global Research Center, where he led the research for imaging technologies across the company as well as the research associated with computer visualization and superconducting systems.

Additionally, Mr. Harsh is a member of the boards of directors of Magnetic Insights, Imagion Biosystems (ASX: IBX.AX), and EmOpti, Inc., as well as a member of the Radiological Society of North America (RSNA), Research & Education Foundation Board of Trustees. He had previously served as a director for Compute Health Acquisition Corp. until its merger with Allurion Technologies and as a director for FloDesign Sonics until its acquisition by MilliporeSigma, a division of the Merck Group. He is also a McKinsey Senior Advisor and a consultant in the medical device industry.

Mr. Harsh is a graduate of Marquette University, where he earned a bachelor’s degree in Electrical Engineering. He holds numerous U.S. patents in the field of medical imaging and instrumentation. In 2008, Mr. Harsh was elected to the American Institute for Medical and Biological Engineering College of Fellows for his significant contributions to the medical and biological engineering field.

Mr. Harsh’s extensive industry, executive and board experience position him well to serve on our Board of Directors.

 Alexander Tokman, age 62, joined our Board of Directors in 2008. He currently serves as a President of iUNU, a privately held AI/Computer Vision SaaS company and recently was a CEO-in-Residence at the Allen Institute for Artificial Intelligence (AI2), from 2019 to 2020. Mr. Tokman also serves as an independent board director for Izotropic Corporation (CSE: IZO), a company commercializing a dedicated breast CT imaging platform, and on the board of the American Academy of Thermography, a non-profit organization focused on bringing novel infrared imaging applications for disease diagnosis.

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Mr. Tokman served as President, Chief Executive Officer, and a director of Microvision, Inc., a publicly traded laser beam scanning display and imaging company, from January 2006 to December 2017.

Previously, Mr. Tokman completed a 10+ year tenure as an executive with GE Healthcare, where he led several global businesses, the latest being its Global Molecular Imaging and Radiopharmacy multi-technology business unit, of which he was General Manager from 2003 to 2005.

Between 1995 and 2003, Mr. Tokman served in various leadership roles at GE Healthcare, where he led the definition and successful commercialization of several product segments, including PET/CT.

Mr. Tokman is a certified Six Sigma and Design for Six Sigma (DFSS) Black Belt and Master Black Belt and as one of General Electric Company’s Six Sigma pioneers, he drove the quality culture change across GE Healthcare in the late 1990s. From 1989 to 1995, Mr. Tokman served as development programs lead and a head of Industry and Regional Development at Tracor Applied Sciences (BAE Systems). Mr. Tokman has both an MS and BS in Electrical Engineering from the University of Massachusetts, Dartmouth.

Mr. Tokman’s industry expertise and significant executive leadership and director experience position him well to make valuable contributions to our Board of Directors.

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INFORMATION CONCERNING EXECUTIVE OFFICERS

Set forth below is background information relating to our executive officers:

Name	Age	Position
Francois Michelon	58	Chief Executive Officer and Chairman
Michael Thornton	55	Chief Technology Officer
Irina Pestrikova	38	Senior Director of Finance

Francois Michelon is discussed above under Information Concerning Directors and Nominees for Director.

Michael Thornton joined ENDRA as Chief Operating Officer in 2007 and became our Chief Technology Officer in 2008 and has served in that role since. Prior to that, Mr. Thornton was a founder and President of Enhanced Vision Systems Corp., or EVS, a developer and supplier of medical imaging equipment to the pharmaceutical, biotech, and academic sectors.

In 2002, EVS was acquired by General Electric Company and was integrated into the Functional and Molecular Imaging business unit of GE Medical Systems (now GE Healthcare, a subsidiary of General Electric Company). Following the acquisition of EVS by GE Medical Systems, Mr. Thornton held a number of positions at GE Healthcare, including Sales Manager, Global Product Manager, and Site Leader. He was a member of the leadership team that expanded the pre-clinical imaging business to include: computed tomography, optical, and positron emission tomography imaging technologies, with global market reach. He is also a founder of Volumetrics Medical Corp., a developer and manufacturer of quality assurance devices for diagnostic imaging.

Prior to founding EVS, Mr. Thornton developed medical imaging related technologies at the Robarts Research Institute (London, Ontario, Canada) for which he obtained an MSc in Electrical Engineering from the University of Western Ontario. Mr. Thornton also holds a BASc in Electrical Engineering from the University of Toronto and is a member of the American Association of Physicists in Medicine.

Irina Pestrikova joined ENDRA as Senior Director, Finance in June 2021. From 2014 to 2021, Ms. Pestrikova was the Director of Operations of Wells Compliance Group. Wells Compliance Group is a technology-based services firm supporting the financial reporting needs of publicly traded companies and privately held firms whose investor or shareholder base requires timely GAAP-compliant financial reporting. In her role as Director of Operations, Ms. Pestrikova provided accounting and bookkeeping services to a number of public companies, including ENDRA. Ms. Pestrikova has also been the Director of Finance & Operations of Atlas Bookkeeping, Inc., a provider of financial reporting, modeling and analysis, since 2020. She holds an MBA in Finance from Pepperdine University.

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CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Independence

The Board of Directors has determined that each of Mr. Basenese, Mr. DiGiandomenico, Mr. Harsh and Mr. Tokman is an independent director within the meaning of the director independence standards of The Nasdaq Stock Market (“Nasdaq”). Furthermore, the Board has determined that all of the members of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent within the meaning of the director independence standards of Nasdaq and the rules of the SEC applicable to each such committee.

Board Leadership Structure

We have a Chairman of the Board who presides at all meetings of the Board. Currently, Mr. Michelon serves as the Chairman of the Board and Chief Executive Officer. ENDRA has no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer. Our bylaws permit these positions to be held by the same person, and the Board believes that it is in the best interests of the Company to retain flexibility in determining whether to separate or combine the roles of Chairman and Chief Executive Officer based on our circumstances. The Board has determined that it is appropriate for Mr. Michelon to serve as both Chairman and Chief Executive Officer because combining the roles of Chairman and Chief Executive Officer: (1) enhances the alignment between the Board and management in strategic planning and execution as well as operational matters, (2) avoids the confusion over roles, responsibilities and authority that can result from separating the positions, and (3) streamlines board process in order to conserve time for the consideration of the important matters the Board needs to address. Further, four of our five current Board members have been deemed to be independent by our Board; therefore, we believe our Board structure provides sufficient independent oversight of our management. The Board has not named a lead independent director.

Communications with the Board of Directors

Security holders who wish to communicate directly with the Board, the independent directors of the Board or any individual member of the Board may do so by sending such communication by certified mail addressed to the Chairman of the Board, the entire Board of Directors, to the independent directors as a group or to the individual director or directors, in each case, c/o Secretary, ENDRA Life Sciences Inc., 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105. The Secretary reviews any such security holder communication and forwards relevant communications to the addressee.

Policies Regarding Director Nominations

The Board has delegated to its Corporate Governance and Nominating Committee responsibility for establishing membership criteria for the Board, identifying individuals qualified to become directors consistent with such criteria and recommending the director nominees.

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The Corporate Governance and Nominating Committee is responsible for, among other things: (1) recommending to the Board persons to serve as members of the Board and as members of and chairpersons for the committees of the Board, (2) considering the recommendation of candidates to serve as directors submitted from the stockholders of the Company, (3) assisting the Board in evaluating the Board’s and its committees’ performance, (4) advising the Board regarding the appropriate board leadership structure for the Company, (5) reviewing and making recommendations to the Board on corporate governance and (6) reviewing the size and composition of the Board and recommending to the Board any changes it deems advisable.

The Board seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. The Corporate Governance and Nominating Committee has not set specific, minimum qualifications that must be met by director candidates. Rather, in determining candidates to recommend to the Board to serve as members of the Board, the Corporate Governance and Nominating Committee will consider, among other things, whether a candidate is of the highest ethical character and shares the Company’s values and whether the candidate’s reputation, both personal and professional, in consistent with the image and reputation of the Company. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. However, the Corporate Governance and Nominating Committee does not have a formal policy concerning the diversity of the Board.

Procedures for Recommendation of Director Nominees by Stockholders

The Corporate Governance and Nominating Committee considers individuals properly recommended by stockholders in the same manner as it considers director nominees identified by other means. To submit a recommendation to the Corporate Governance and Nominating Committee for director nominee candidates, a stockholder must make such recommendation in writing and include:

•	as to the stockholder making the recommendation and the beneficial owner, if any, on whose behalf the nomination is made:

o	the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner;

o	the class or series and number of shares of capital stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner;

o

a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee;

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o	description of all arrangements or understandings among the stockholder and the candidate and any other person or persons pursuant to which the recommendation is being made;

o

a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination;

o

a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination; and

o

any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; and

•	as to each person whom the stockholder proposes to nominate for election as a director:

o	full biographical information concerning the director candidate, including a statement about the candidate’s qualifications;

o	all other information regarding each director candidate proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC;

o	a description of all relationships between the candidate and any of the Company’s competitors, customers, suppliers, labor unions or other persons with special interests regarding the Company; and

o	such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

Recommendations must be sent to the Chairperson of the Corporate Governance and Nominating Committee, c/o Secretary, ENDRA Life Sciences Inc., 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105. The Secretary must receive any such recommendation for nomination not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders; provided, however, that with respect to a special meeting of stockholders called by us for the purpose of electing directors to the Board of Directors, the Secretary must receive any such recommendation not earlier than the 120th day prior to such special meeting nor later than the later of (1) the close of business on the 90th day prior to such special meeting or (2) the close of business on the 10th day following the day on which a public announcement is first made regarding such special meeting. We will promptly forward any such nominations to the Corporate Governance and Nominating Committee. Once the Corporate Governance and Nominating Committee receives a recommendation for a director candidate, such candidate will be evaluated in the same manner as other candidates and a recommendation with respect to such candidate will be delivered to the Board of Directors.

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Policy Governing Director Attendance at Annual Meetings of Stockholders

Each director is encouraged to attend the 2024 Annual Meeting of stockholders either in person or telephonically. Three of our five directors on the Board at the time attended last year’s annual meeting.

Code of Business Conduct and Ethics

We have in place a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our directors, officers and employees. The Code of Ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications that we make;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of the Code of Ethics to an appropriate person identified in the Code of Ethics; and

•	accountability for adherence to the Code of Ethics.

A current copy of the Code of Ethics is available at www.endrainc.com. A copy may also be obtained, free of charge, from us upon a request directed to ENDRA Life Sciences, Inc., 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105, attention: Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Ethics required to be disclosed by applicable SEC rules by posting such information on our website available at www.endrainc.com and/or in our public filings with the SEC.

Anti-Hedging and Pledging Policies

Under the Company’s Insider Trading Policy all directors and employees (including the named executive officers) are prohibited from pledging stock and engaging in any transactions (such as trading in options) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities.

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THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

Our bylaws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board. The Board has the authority to increase the number of directors, fill any vacancies on the Board and to decrease the number of directors. The number of directors currently fixed by our Board is five.

Our Board of Directors met three times during the year ended December 31, 2023. No director attended less than 75 percent of all meetings of the Board and applicable committee meetings in 2023 held during the period for which he was a director. The Board of Directors currently has standing Audit, Compensation and Corporate Governance and Nominating Committees. The Board and each standing committee retain the authority to engage its own advisors and consultants. Each standing committee has a charter that has been approved by the Board of Directors. A copy of each committee charter is available at www.endrainc.com. Each committee reviews the appropriateness of its charter annually or at such other intervals as such committee determines.

The following table sets forth the current members of the Audit, Compensation and Corporate Governance and Nominating Committees of the Board:

Name	Audit	Compensation	Corporate Governance and Nominating
Louis J. Basenese	X	Chair
Anthony DiGiandomenico	Chair	X
Michael Harsh	X	X	Chair
Francois Michelon
Alexander Tokman		X	X

Committees

Audit Committee. Our Audit Committee consists of Mr. Basenese, Mr. DiGiandomenico, and Mr. Harsh. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the Nasdaq director independence standards and applicable rules of the SEC for audit committee members. The Board of Directors has elected Mr. DiGiandomenico as Chairperson of the Audit Committee and has determined that he qualifies as an “audit committee financial expert” under the rules of the SEC. The Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information. The Audit Committee (1) reviews, monitors and reports to the Board of Directors on the adequacy of the Company’s financial reporting process and system of internal controls over financial reporting, (2) has the ultimate authority to select, evaluate and replace the independent auditor and is the ultimate authority to which the independent auditors are accountable, (3) in consultation with management, periodically reviews the adequacy of the Company’s disclosure controls and procedures and approves any significant changes thereto, (4) provides the audit committee report for inclusion in our proxy statement for our annual meeting of stockholders and (5) recommends, establishes and monitors procedures for the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee met twice in 2023 as well as acted by written consent.

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Compensation Committee. Our Compensation Committee presently consists of Mr. Basenese, Mr. DiGiandomenico, Mr. Harsh and Mr. Tokman, each of whom is a non-employee director as defined in Rule 16b-3 of the Exchange Act. The Board has also determined that each member of the Compensation Committee is also an independent director within the meaning of Nasdaq’s director independence standards. Mr. Tokman serves as Chairperson of the Compensation Committee. The Compensation Committee (1) discharges the responsibilities of the Board of Directors relating to the compensation of our directors and executive officers, (2) oversees the Company’s procedures for consideration and determination of executive and director compensation, and reviews and approves all executive compensation, and (3) administers and implements the Company’s incentive compensation plans and equity-based plans. The Compensation Committee did not meet separately from the board of directors in 2023 but acted by unanimous written consent.

Under its charter, the Compensation Committee may engage independent legal counsel, independent consultants and other advisors at the Company’s expense to review any matter under the responsibility of the Compensation Committee, including retaining consultants to assist it in the evaluation of the Company’s executive compensation program.

Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee consists of Mr. Harsh and Mr. Tokman. The Board of Directors has determined that each member of the Corporate Governance and Nominating Committee is an independent director within the meaning of the Nasdaq director independence standards and applicable rules of the SEC. Mr. Harsh serves as Chairperson of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee (1) recommends to the Board of Directors persons to serve as members of the Board of Directors and as members of and chairpersons for the committees of the Board of Directors, (2) considers the recommendation of candidates to serve as directors submitted from the stockholders of the Company, (3) assists the Board of Directors in evaluating the performance of the Board of Directors and the Board committees, (4) advises the Board of Directors regarding the appropriate board leadership structure for the Company, (5) reviews and makes recommendations to the Board of Directors on corporate governance and (6) reviews the size and composition of the Board of Directors and recommends to the Board of Directors any changes it deems advisable. The Corporate Governance and Nominating Committee did not meet separately from the Board of Directors in 2023 but acted by written consent.

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Role of the Board of Directors in Risk Oversight

Enterprise risks are identified and prioritized by management and the Board receives periodic reports from the Company’s head of compliance regarding the most significant risks facing the Company. These risks include, without limitation, the following:

•	risks and exposures associated with strategic, financial and execution risks and other current matters that may present material risk to our operations, plans, prospects or reputation;

•	risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters;

•	risks and exposures relating to corporate governance, and management and director succession planning; and

•	risks and exposures associated with leadership assessment, and compensation programs and arrangements, including incentive plans.

Board Diversity Matrix

Board Diversity Matrix (As of May 24, 2023)
Board Size:
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	-	4	-	1
Number of Directors who identify in Any of the Categories Below:
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	4	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did not Disclose Demographic Background	1

Board Diversity Matrix (As of March 26, 2024)
Board Size:
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	-	4	-	1
Number of Directors who identify in Any of the Categories Below:
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	4	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did not Disclose Demographic Background	1

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PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

This Proposal 2 enables our stockholders to cast a non-binding, advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement.

Our executive compensation program, as described in detail under the heading “Compensation and Other Information Concerning Directors and Officers”, is designed to attract, motivate and retain our executive officers, who are critical to our success. Please read the “Compensation and Other Information Concerning Directors and Officers” section beginning on page 49 for additional details about our executive compensation programs, including information about the 2023 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our executive compensation programs as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, objectives and practices described in this proxy statement. Accordingly, we are asking our stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders, is hereby APPROVED.”

Although the vote on this Proposal 2 regarding the compensation of our named executive officers is not binding on our Board of Directors, we value the opinions of our stockholders and will consider the result of the vote when determining future executive compensation arrangements.

Vote Required for Approval

The affirmative vote of a majority in voting power of the shares of stock of the Company which are present or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon is required to approve the foregoing resolution.

Board Recommendation

The Board recommends that the stockholders vote “FOR” the approval, on a non-binding, advisory basis, of the compensation paid to the Company’s named executive officers.

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PROPOSAL 3 – AUTHORIZATION OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING CERTAIN WARRANTS AND POTENTIAL ADJUSTMENT

We are asking stockholders to approve the issuance of shares of our Common Stock upon the exercise of certain Warrants (defined below) issued in our registered public offering that closed on June 5, 2024 (the “Public Offering”), as contemplated by Nasdaq Listing Rule 5635, as described in more detail below.

Under the terms of the Warrants issued in the Public Offering, we are required to hold a meeting of our stockholders in order to seek such approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (“Nasdaq”) for the exercise and certain provisions of the Warrants, which are described below (“Warrant Stockholder Approval”). This proposal is included in this proxy statement for purposes of seeking the Warrant Stockholder Approval.

On June 4, 2024, the Company entered into a placement agency agreement (the “Placement Agreement”) with Craig-Hallum Capital Group LLC (the “Placement Agent”), in connection with the Public Offering of 61,538,461 shares of Common Stock or, in lieu thereof, pre-funded warrants, each to purchase one share of Common Stock at an exercise price of $0.0001 (the “Pre-Funded Warrants”), 61,538,461 Series A warrants, each to purchase one share of Common Stock at an exercise price of $0.22 per share (the “Series A Warrants”), and 61,538,461 Series B warrants, each to purchase one share of Common Stock at an exercise price of $0.22 per share (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”). Each share of Common Stock or Pre-Funded Warrant was sold together with a Series A Warrant and Series B Warrant at a price to the public of $0.13.

The Public Offering closed on June 5, 2024. The aggregate gross proceeds were approximately $8 million, before deducting placement agent fees and other estimated offering expenses payable by the Company.

Description of Warrants

The following is a description of the provisions of the Warrants that we are asking our stockholders to approve at the 2024 Annual Meeting.

Exercisability, Duration and Exercise Price.

The Warrants will become exercisable only upon the later of (i) receipt of such stockholder approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market and (ii) the first trading day following effectiveness of an amendment to the Company’s certificate of incorporation (the “Charter Amendment”) to increase the number of authorized shares of common stock in an amount sufficient to provide for issuance of all shares of common stock underlying the common warrants (such later date, the “Initial Exercise Date”). The Series A Warrants will expire on the five-year anniversary of the Initial Exercise Date, or August 6, 2029 (if this proposal and Proposal 4 are approved on the scheduled 2024 Annual Meeting date), and the Series B Warrants will expire on the two and one-half year anniversary of the Initial Exercise Date, or February 6, 2027 (if this proposal and Proposal 4 are approved on the scheduled 2024 Annual Meeting date).

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The Series A Warrants and Series B Warrants each have an exercise price of $0.22 per share of Common Stock. In addition, we may voluntarily reduce the exercise price of the Series A Warrants and/or Series B Warrants to any amount and for any period of time deemed appropriate by the Board of Directors of the Company (“Voluntary Adjustment Provision”).

Share Combination Event Adjustments.

Conditioned upon the receipt of the Warrant Stockholder Approval at the 2024 Annual Meeting, if at any time on or after the date of issuance there occurs any share split, share dividend, share combination, recapitalization or other similar transaction involving our Common Stock, including the Reverse Stock Split described in Proposal 5, and the lowest daily volume weighted average price of our Common Stock during the five consecutive trading days prior to or after the effective date of such event is less than the exercise price then in effect (following adjustment for such split, dividend, combination, recapitalization or similar transaction), then the exercise price of the Warrants shall be reduced to the lowest daily volume weighted average price during such period and the number of shares issuable upon exercise of the Warrants shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price on the date of issuance. We refer to this adjustment feature as the “Share Combination Event Adjustment Provision”.

Cashless Exercise and Alternative Cashless Exercise.

If at the time a holder exercises its Warrants, a registration statement registering the issuance of the shares of Common Stock underlying the Warrants under the Securities Act is not then effective or available and an exemption from registration under the Securities Act is not available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder must exercise its Warrants on a cashless basis, by receiving upon such exercise (either in whole or in part) the net number of shares of Common Stock determined according to a formula set forth in the Warrants.

Additionally, at any time after the Initial Exercise Date, the holders of the Series B Warrants the holder of a Series B Warrant has the right to receive an aggregate number of shares equal to the product of (x) the aggregate number of shares of Common Stock that would be issuable upon a cashless exercise of the Series B Warrant using $0.001 as the exercise price for that purpose and (y) 3.0. We refer to this feature as the “Alternative Cashless Exercise Provision”.

Anti-Dilution Adjustment.

Subject to certain exceptions, the Series A Warrants provide for an adjustment to the exercise price and number of shares underlying the Series A Warrants upon the Company’s issuance of Common Stock or Common Stock equivalents at a price per share that is less than the exercise price of the Series A Warrants. We refer to this adjustment feature as the “Anti-Dilution Adjustment Provision”.

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Stock Dividends and Splits.

In addition to the adjustments described above, the exercise price and number of shares of Common Stock issuable upon exercise of the Warrants is subject to appropriate adjustment in the event of stock dividends, stock splits (such as the one described in Proposal 5), reorganizations or similar events affecting our shares of Common Stock and the exercise price.

In this proposal, we collectively refer to the (i) Share Combination Event Adjustment Provision, (ii) Alternative Cashless Exercise Provision, (iii) Anti-Dilution Adjustment Provision, and (iv) Voluntary Adjustment Provision, as the “Warrant Stockholder Approval Provisions.”

Purpose of the Proposal

Our Common Stock is listed on The Nasdaq Capital Market and trades under the ticker symbol “NDRA.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding Common Stock or voting power of the issuer prior to the offering. In determining whether an offering qualifies as a public offering, Nasdaq considers all relevant factors, including the extent of any discount to the market price of the Common Stock being offered. In determining discount, Nasdaq generally attributes a value of $0.125 for each whole warrant offered with a share of Common Stock, which would result in the Public Offering having been conducted at an increased discount for purposes of Nasdaq rules.

Additionally, for purposes of Rule 5635(d), Nasdaq generally assumes the maximum potential issuance of shares in connection with the offered securities. As a result of the Warrant Stockholder Approval Provisions, the maximum number of shares issuable upon exercise of the Warrants may increase from the current number. We are therefore seeing stockholder approval of these provisions for purposes of Rule 5635(d).

While we believe the securities were sold in a public offering, as that term is construed by Nasdaq, we are requesting stockholder approval to assure continued compliance with the Nasdaq Listing Rules if it is ultimately determined that the Public Offering was not a public distribution for purposes of the Nasdaq Listing Rules.

Potential Consequences if the Proposal is Not Approved

The Board is not seeking the approval of our stockholders to authorize our undertaking the Public Offering, as it has already been completed and the Warrants have already been issued. However, we are asking for approval of the issuance of Common Stock upon exercise of the Warrants and the Warrant Stockholder Approval Provisions.

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We agreed in the Warrants to hold a stockholder meeting at the earliest practicable date following the Public Offering, but in no event later than 75 days after June 5, 2024, for the purpose of obtaining the Warrant Stockholder Approval, with the recommendation of our Board of Directors that such proposal be approved. We agreed to solicit proxies from our stockholders for this proposal in the same manner as all other management proposals in this proxy statement and we agreed that all management-appointed proxyholders will vote their proxies in favor of this proposal. We also agreed to use our reasonable best efforts to obtain the Warrant Stockholder Approval. If we do not obtain the Warrant Stockholder Approval at the 2024 Annual Meeting, we are required to call a new meeting every 90 days to seek the Warrant Stockholder Approval until the earlier of the date we receive the exercisability of the Warrants and the Warrant Stockholder Approval, or the date the Warrants are no longer outstanding. As such, the failure of our stockholders to approve the Warrant Stockholder Approval Provisions set forth in this proposal will mean that we may incur substantial costs and expenses in the future in connection with calling additional meetings every three months for the life of the Warrants. The costs and expenses associated with seeking such approval could adversely impact our ability to fund our operations.

Potential Adverse Effects of the Approval of the Proposal

If this Proposal 3 is approved, existing stockholders could suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon exercise of the Warrants. Assuming the full exercise of the Warrants, prior to any adjustment pursuant to any Warrant Stockholder Approvement Provision, an aggregate of 123,076,922 additional shares of Common Stock will be outstanding and the ownership interest of our existing stockholders would be correspondingly reduced. If all holders of Series B Warrants utilize the alternative cashless exercise provision to exercise their Series B Warrants, an aggregate of approximately 246,150,000 additional shares of Common Stock will be outstanding and the ownership interest of our existing stockholders would be correspondingly reduced. Furthermore, if Proposal 5 is approved and the Company effects a reverse stock split, and the lowest daily volume weighted average price of Common Stock on the Nasdaq Capital Market during the five trading days prior thereto or thereafter is lower than the exercise price of the Warrants then in effect (including as adjusted for such reverse stock split), operation of the Share Combination Adjustment Provision would increase the potential dilution to stockholders represented by the Warrants.

The sale into the public market of these shares, or the perception that such sale may occur, also could materially and adversely affect the market price of our Common Stock.

Vote Required and Recommendation of the Board of Directors

The Board recommends that stockholders vote “FOR”, for purposes of complying with Nasdaq Listing Rule 5635(d), the authorization of the issuance of shares of Common Stock upon exercise the Warrants and the Warrant Stockholder Approval Provisions. The affirmative vote of a majority of votes cast on Proposal 3 is required for approval of the proposal.

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PROPOSAL 4 – AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES

The Board of Directors is seeking stockholder approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), which would increase the number of authorized shares of common stock from 80,000,000 to 1,000,000,000. The proposed Certificate of Amendment to the Certificate of Incorporation (the “Increase in Authorized Shares Certificate of Amendment”) is attached hereto as Appendix A.

In the event that the Reverse Stock Split Approval and this Proposal 4 are both approved, we intend to file the Increase in Authorized Shares Certificate of Amendment immediately prior to filing the amendment to our Certificate of Incorporation to effect the Reverse Stock Split (the “Reverse Split Certificate of Amendment”). The Reverse Split Certificate of Amendment will proportionately reduce our number of authorized share of Common Stock. Therefore, if both proposals are approved and our Board approved a Reverse Stock Split Ratio of, for example, 1-for-35 (the mid-point of the range proposed herein), the number of authorized shares of Common Stock following such filings would be approximately 28,571,428.

The newly authorized shares of Common Stock would have the same rights as the currently outstanding shares of our Common Stock. As of June 12, 2024:

•	70,273,313 shares of our Common Stock were issued and outstanding;

•	453,846 shares of our Common Stock were issuable upon the exercise of outstanding Warrants issued in the Public Offering (excluding shares issuable upon exercise of the Series B Warrants utilizing the alternate cashless exercise feature);

•	2,010 shares of our Common Stock were issuable upon the conversion of outstanding shares of Series A Convertible Preferred Stock, including shares issuable in respect of accrued and unpaid dividends thereon;

•	679,287 shares of our Common Stock were issuable upon the exercise of outstanding stock options issued pursuant to the 2016 Plan;

•	2,381,416 shares of our Common Stock were reserved for future issuance under the 2016 Plan; and

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Accordingly, 70,865,718 of the 80,000,000 authorized shares of our Common Stock are currently issued or reserved for issuance while 9,134,282 of the authorized shares of our Common Stock otherwise remain available for future issuance; however, as described in Proposal 3, an aggregate of 123,076,922 shares of Common Stock are issuable upon outstanding Warrants, or an aggregate of approximately 246,150,000 shares of Common Stock if all holders of Series B Warrants utilize the alternative cashless exercise provision to exercise their Series B Warrants. Therefore, following effectiveness of the Increase in Authorized Shares Certificate of Amendment, a substantial amount of our authorized and unissued shares of Common Stock would be reserved for issuance upon exercise of the Warrants.

Reasons for the Proposed Increase in Authorized Shares of Common Stock

The Board of Directors believes that the increase in authorized shares of Common Stock would be beneficial for the following reasons:

•	Providing for a sufficient number of shares to issue upon exercise of the Warrants issued in the Public Offering. We raised approximately $7.1 million in net proceeds from the Public Offering, which included the issuance of the Warrants. In order to provide for the issuance of shares of Common Stock upon exercise of the Warrants purchased by investors in the Public Offering, we need to increase the number of our authorized shares by a sufficient amount.

•	Ensuring that an adequate number of shares are available for potential future corporate purposes. An increase in the number of authorized shares of our Common Stock enables us to have a sufficient number of shares available for a variety of possible future corporate purposes (besides exercise of the Warrants), including but not limited to issuing stock under existing equity compensation plans, stock dividends or stock splits and possible future acquisitions.

•	Enabling equity transactions to raise additional capital. The availability of additional shares of our Common Stock will permit us to raise capital through equity transactions. Any such additional capital may be used for a variety of purposes including general corporate and working capital purposes. However, we have no plans, arrangements or understandings for any such equity transactions at this time.

Implementation of the Authorized Share Increase

Following stockholder approval of this proposal, the increase in authorized shares would be implemented by our filing the Increase in Authorized Shares Certificate of Amendment with the Secretary of State of the State of Delaware. However, at any time prior to the effectiveness of the filing of the Increase in Authorized Shares Certificate of Amendment with the Secretary of State of the State of Delaware, the Board of Directors reserves the right to abandon this proposal and to not file the Increase in Authorized Shares Certificate of Amendment, even if approved by the stockholders of the Company, if the Board, in its discretion, determines that such amendment is no longer in the best interests of the Company or its stockholders.

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Potential Adverse Effects of the Increase in Authorized Shares Certificate of Amendment

Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board of Directors from taking any appropriate actions not inconsistent with its fiduciary duties. For example, without further stockholder approval, the Board could adopt a “poison pill” which would, under certain circumstances related to an acquisition of Common Stock not approved by the Board, give certain holders the right to acquire additional shares of Common Stock at a low price, or the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board.

Vote Required for Approval

Approval of this Proposal 4 requires that the votes cast for the proposal to exceed the votes cast against the proposal.

Board Recommendation

The Board of Directors unanimously recommends that the stockholders vote FOR the approval and adoption of the amendment to the Increase in Authorized Shares Certificate of Incorporation.

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PROPOSAL 5 – AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

Background and Proposed Amendment

Our Certificate of Incorporation currently authorizes the Company to issue a total of 80,000,000 shares of the Common Stock, and up to 10,000,000 shares of preferred stock, par value $0.0001 per share, of the Company (the “Preferred Stock”), in one or more series, and expressly authorizes the Board, subject to limitations prescribed by law, to establish and fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations and restrictions of the shares of such series. This proposal is to authorize the Board to effect a reverse stock split of outstanding shares of Common Stock. The Company last effected a reverse stock split of Common Stock in December 2022 at a ratio of 1-for-20.

On June 12, 2024, subject to stockholder approval, the Board approved an amendment to our Certificate of Incorporation to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of between 1-for-20 and 1-for-50, inclusive, with the exact ratio to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that proposing multiple ratios for the Reverse Stock Split provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 50 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split and the specific split ratio would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but in no event later than the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the 2024 Annual Meeting. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend the Certificate of Incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split and will publicly announce the chosen ratio at least five business days prior to the effectiveness of the reverse stock split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

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The text of the Reverse Stock Split Certificate of Amendment is included as Appendix B to this proxy statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Certificate of Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the 2024 Annual Meeting.

Reasons for the Reverse Stock Split

Maintain Nasdaq Listing

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

On May 3, 2024, the Company received a notification letter from the Listing Qualifications Department of Nasdaq notifying the Company that, because the closing bid price for the Company’s Common Stock listed on The Nasdaq Capital Market was below $1.00 for 30 consecutive trading days, the Company no longer met the Minimum Bid Price Requirement. In accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company had a period of 180 calendar days from May 3, 2024, or until October 30, 2024, to regain compliance with the Minimum Bid Price Requirement.

The Board currently intends to effect the Reverse Stock Split on or before October 30, 2024, or such later date that Nasdaq determines, in order to regain compliance with the Minimum Bid Price Requirement.

We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

Potential Increased Interest from New Investors

We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock.

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The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on The Nasdaq Capital Market. Accordingly, our Board approved the Reverse Stock Split as being advisable and in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all.  The Company last effected a reverse stock split of Common Stock in December 2022 at a ratio of 1-for-20.

While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

Additionally, if the price of our Common Stock decreases during the five trading days following the effective date of the Reverse Stock Split, the Warrants will be adjusted to decrease the exercise price thereof and increase the number of shares issuable thereunder, resulting in potential dilution to stockholders. See Proposal 3 above for more information regarding the Share Combination Event Adjustment Provision.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

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The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

The Reverse Stock Split May Lead to an Anti-Dilution Adjustment in the Warrants.

If Proposal 3 is approved, the Share Combination Event Adjustment Provision of the Warrants will be effective. This provision provides that, if the Company effects a reverse stock split and the lowest daily volume weighted average price of Common Stock on the Nasdaq Capital Market decreases during the five trading days prior thereto or thereafter is lower than the exercise price of the Warrants then in effect, operation of the Share Combination Adjustment Provision would increase the potential dilution to stockholders represented by the Warrants.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on The Nasdaq Capital Market by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from The Nasdaq Capital Market.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of an amendment that gives the board the discretion to implement a reverse stock split at a ratio of between 1-for-20 and 1-for-50, inclusive for the potential Reverse Stock Split is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that the proposed Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-50. The Company will publicly announce the chosen ratio at least two business days prior to the effectiveness of the Reverse Stock Split and the Reverse Stock Split will be implemented by the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the 2024 Annual Meeting, if at all.

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The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

•	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•	prevailing market conditions;

•	general economic conditions in our industry; and

•	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all on or prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the 2024 Annual Meeting. The Board currently intends to effect the Reverse Stock Split on or before October 30, 2024, or such later date that Nasdaq determines, in order to regain compliance with the Minimum Bid Price Requirement. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from The Nasdaq Capital Market for other reasons.

If our stockholders approve the Reverse Stock Split Proposal at the 2024 Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is advisable and in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the of the 2024 Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Charter Amendment will be abandoned.

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The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock by a Reverse Stock Split ratio of between 1-for-20 and 1-for-50, inclusive. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights, powers and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.0001.

As of the record date, the Company had 70,273,313 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-20, 1-for-35 or 1-for-50, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 3,513,666 shares, 2,007,809 shares and 1,405,466 shares, respectively.

We are currently authorized to issue a maximum of 80,000,000 shares of our Common Stock. As of the record date, there were 70,273,313 shares of our Common Stock issued and outstanding. The Reverse Stock Split will result in a proportionate decrease in our number of authorized shares of Common Stock.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares will be issuable upon the exercise of the Warrants, in the event of approval of Proposals 3 and 4.

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Effects of the Reverse Stock Split on Outstanding Warrants

If the Reverse Stock Split is effected, the number of shares issuable under outstanding Warrants will be adjusted proportionally and reduced by the determined ratio, and the share price for the outstanding Warrants will correspondingly increase. Additionally, the Warrant exercise price and number of shares issuable upon exercise will be adjusted in accordance with the Share Combination Event Adjustment Provision described in Proposal 3, reducing the exercise price to the lowest daily volume weighted average price during the five consecutive trading days prior to or after the effectiveness of the Reverse Stock Split and the number of shares issuable upon exercise of the Warrants increasing to equal to the aggregate exercise price on the date of issuance.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.

If the Reverse Stock Split is effected, the terms of equity awards granted under the ENDRA Life Sciences Inc. 2016 Omnibus Incentive Plan, as amended, (the “Incentive Plan”), including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Incentive Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Incentive Plan; and (vi) the number of or exercise price of shares then subject to any outstanding stock appreciation rights previously granted and unexercised under the Incentive Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants (e.g., the Incentive Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

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Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

•	rounded up to the nearest whole share of Common Stock after all of the fractional interests of a holder have been aggregated, if such shares of Common Stock are held directly; or

•

rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Certificate of Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when (prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the 2024 Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Certificate of Amendment will be abandoned) to amend our Certificate of Incorporation to effect the Reverse Stock Split.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to the Transfer Agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange such stockholder’s certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.

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Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

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Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

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The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Vote Required for Approval

The approval of the Reverse Stock Split Proposal requires that the votes cast for the proposal exceed the votes cast against the proposal. An abstention will have no effect on the Reverse Stock Split Proposal. A vote on this proposal will be considered a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Board Recommendation

The Board unanimously recommends a vote “FOR” the Reverse Stock Split Proposal.

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COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

As a “smaller reporting company,” we have opted to comply with scaled executive and director compensation disclosure rules applicable to “smaller reporting companies.”

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances. Our board of directors uses benchmark compensation studies in determining compensation elements and levels. The principal elements of our executive compensation program have to date included base salary, annual bonus opportunity and long-term equity compensation in the form of stock options. We believe successful long-term Company performance is more critical to enhancing stockholder value than short-term results. For this reason and to conserve cash and better align the interests of management and our stockholders, we emphasize long-term performance-based equity compensation.

The following table sets forth information concerning the compensation earned by the individual that served as our principal executive officer during 2023 and our two most highly compensated executive officers other than the individual who served as our principal executive officer during 2023 (collectively, the “named executive officers”):

2023 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Francois Michelon	2023	387,859	258,341	-	587	646,787
Chief Executive Officer	2022	423,000	212,609	-	587	636,196
Michael Thornton	2023	278,851	252,734	-	392	531,977
Chief Technology Officer	2022	301,278	208,128	-	392	509,798
Irina Pestrikova	2023	185,000	29,724	-	-	214,724
Senior Director, Finance	2022	174,952	12,373	-	-	187,325

______________

(1)

The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see notes 2 and 8 to the financial statements included in Part II, Item 8 of the Company’s 10-K Report, filed March 28, 2024. The shares underlying these option awards vest and become exercisable in three equal annual installments beginning on the first anniversary of their respective grant dates.

(2)	Represents insurance premiums paid by the Company with respect to life insurance for the benefit of the named executive officer.

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Employment Agreements and Change of Control Arrangements

The following is a summary of the employment arrangements with our named executive officers.

Francois Michelon. Effective May 12, 2017, the Company entered into an amended and restated employment agreement with Francois Michelon, our Chief Executive Officer and Chairman of the Board of Directors, which agreement was amended on December 27, 2019. Mr. Michelon’s employment with the Company is “at will” and may be terminated by him or the Company at any time and for any reason. Pursuant to the employment agreement, Mr. Michelon receives an annual base salary that is subject to adjustment at the Board of Directors’ discretion. Effective January 1, 2022, the Compensation Committee increased Mr. Michelon’s annual salary to $423,000. In September 2023, Mr. Michelon agreed to a 30% reduction of his base salary received for the remainder of 2023 in order to preserve cash for the Company’s operations. Mr. Michelon is also eligible for an annual cash bonus based upon the achievement of performance-based objectives established by the Board of Directors.

If Mr. Michelon’s employment is terminated by the Company without cause (as defined in the 2016 Plan) or if Mr. Michelon resigns for good reason (as defined in the employment agreement), Mr. Michelon will be entitled to receive, subject to his execution of a standard release agreement, 12 months’ continuation of his current base salary and a lump sum payment equal to 12 months of continued healthcare coverage (or 24 months’ continuation of his current base salary and a lump sum payment equal to 24 months of continued healthcare coverage if such termination occurs within one year following a change in control).

Under his employment agreement, Mr. Michelon is eligible to receive benefits that are substantially similar to those of the Company’s other senior executive officers.

Michael Thornton. Effective May 12, 2017, the Company entered into an amended and restated employment agreement with Michael Thornton, our Chief Technology Officer, which agreement was amended on December 27, 2019. The employment agreement provides that Mr. Thornton’s employment with the Company is “at will” and may be terminated by him or the Company at any time and for any reason. Pursuant to the employment agreement, Mr. Thornton receives an annual base salary that is subject to adjustment at the Board of Directors’ discretion. Effective January 1, 2022, the Compensation Committee increased Mr. Thornton’s annual salary to $324,000. In September 2023, Mr. Thornton agreed to a 30% reduction of his base salary received for the remainder of 2023 in order to preserve cash for the Company’s operations.

If Mr. Thornton’s employment is terminated by the Company without cause (as defined in the 2016 Plan) or if Mr. Thornton resigns for good reason (as defined in the employment agreement), Mr. Thornton will be entitled to receive, subject to his execution of a standard release agreement, 12 months’ continuation of his current base salary and a lump sum payment equal to 12 months of continued healthcare coverage (or 24 months’ continuation of his current base salary and a lump sum payment equal to 24 months of continued healthcare coverage if such termination occurs within one year following a change in control).

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Under his employment agreement, Mr. Thornton is eligible to receive benefits that are substantially similar to those of the Company’s other senior executive officers.

Irina Pestrikova. Ms. Pestrikova is employed by the Company pursuant to an Offer Letter by and between the Company and Ms. Pestrikova, dated as of June 9, 2021. Ms. Pestrikova’s employment is “at will” and may be terminated by the Company at any time and for any reason. Effective as of December 31, 2023, Ms. Pestrikova’s annual salary was set by the Board at $185,000. Per the terms of her offer letter, Ms. Pestrikova is eligible to receive employee benefits plans including medical, dental, vision, and 401(k) plans.

Additionally, our named executive officers are eligible to participate in our health and welfare programs and 401(k) plan, and other benefit programs on the same basis as other employees.

Outstanding Equity Awards at 2023 Fiscal Year End

The following table provides information regarding equity awards held by the named executive officers as of December 31, 2023.

	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Francois Michelon	15,366	-		100.00	5/12/25
Chief Executive Officer	1,598	-		91.00	5/12/25
	6,250	-		45.00	12/13/26
	30,600	-		18.00	12/11/29
	1,667	833	(1)	52.80	4/5/31
	-	15,000	(2)	52.80	4/5/31
	11,886	23,771	(3)	7.60	3/28/32
	-	69,531	(4)	4.02	1/30/33
Michael Thornton	1,598	-		91.00	5/12/25
Chief Technology Officer	15,667	-		100.00	5/12/25
	6,250	-		45.00	12/13/26
	28,796	-		18.00	12/11/29
	1,667	833	(1)	52.80	4/5/31
	-	15,000	(2)	52.80	4/5/31
	11,635	23,271	(3)	7.60	3/28/32
	-	68,022	(4)	4.02	1/30/33
Irina Pestrikova	133	67	(5)	44.60	2/5/31
Senior Director, Finance	2,500	1,250	(6)	42.20	6/18/31
	200	-		14.00	10/27/30
	692	1,383	(3)	7.60	3/28/32
	-	8,000	(4)	4.02	1/30/33

(1)	Represents unvested portion of stock option award which vests in three equal annual installments beginning on April 5, 2022.

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(2)

Represents unvested portion of stock option award which vests as follows: (i) 25% vests upon the Company’s earning $5 million or more of revenue with a gross margin of 10% or greater, (ii) 25% vests upon the Company’s earning $10 million or more of revenue with a gross margin of 35% or greater, (iii) 25% vests upon the Company’s earning $15 million or more of revenue with a gross margin of 40% or greater, and (iv) 25% vests upon the Company’s earning $20 million or more of revenue with a gross margin of 50% or greater.

(3)	Represents unvested portion of stock option award which vests in three equal annual installments beginning on March 28, 2023.
(4)	Represents unvested portion of stock option award which vests in three equal annual installments beginning on January 30, 2024
(5)	Represents unvested portion of stock option award which vests in three equal annual installments beginning on February 5, 2022.
(6)	Represents unvested portion of stock option award which vests in three equal annual installments beginning on June 18, 2022.

Equity Compensation Plan Table

The following table presents information on the Company’s equity compensation plans as of December 31, 2023. All outstanding awards relate to our Common Stock.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	624,240	(1)	$19.25	663,633	(2)
Equity compensation plans not approved by security holders	-		-	-
Total	624,240		$19.25	663,633

_________________

(1)	Consists of outstanding stock options exercisable for shares of Common Stock issued under the 2016 Plan.
(2)

As of January 1, 2024, as a result of an automatic increase to the pool of shares available for issuance under the 2016 Plan on such date, the number of shares available for future issuance under the 2016 Plan was 2,381,416 shares.

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Director Compensation

Effective April 9, 2020, the Company adopted a non-employee director compensation policy (the “Compensation Policy”) pursuant to which each of our non-employee directors receives, upon his or her initial election to the Board of Directors, a stock option exercisable for 2,500 shares of Common Stock with a per share exercise price equal to the closing price of the Common Stock on the Nasdaq on the grant date. All such stock options vest in three equal annual installments beginning on the one-year anniversary of the grant date. Under the Compensation Policy, on the first trading day of each calendar year, each non-employee director is awarded a stock option exercisable for 600 shares of Common Stock, with a per share exercise price equal to the closing price of the Common Stock on the Nasdaq on the grant date, which becomes exercisable on the first anniversary of its grant date. Additionally, pursuant to the Compensation Policy, each non-employee director is paid an annual cash retainer of $40,000, prorated for partial years of service and paid quarterly in arrears. Effective January 30, 2023, the Board of Directors adopted a revised Compensation Policy, pursuant to which each annual option grant will become exercisable in three equal annual installments beginning on the first anniversary of the grant date.

The following table sets forth information with respect to compensation earned by or awarded to each of our non-employee directors who served on the Board of Directors during the fiscal year ended December 31, 2023:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All other Compensation ($)		Total ($)
Anthony DiGiandomenico	40,000	35,747			75,747
Michael Harsh	40,000	33,566			73,566
Alexander Tokman	40,000	35,747	27,600	(3)	103,347
Louis Basenese	40,000	25,065			65,065

(1)

The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see Notes 2 and 8 to the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The following table shows the number of shares subject to outstanding option awards held by each non-employee director as of December 31, 2023:

Name	Shares Subject to Outstanding Option Awards (#)
Louis Basenese	17,921
Anthony DiGiandomenico	26,022
Michael Harsh	25,460
Alexander Tokman	26,022

(2)

In addition to annual awards granted pursuant to the Compensation Policy, in 2023 the Company awarded each director additional stock options in order to realign the incentive nature of the Company’s equity compensation with the price of the Company’s Common Stock.

(3)	Represent fees paid for consulting services pursuant to that certain Consulting Agreement, dated October 17, 2023, between the Company and Mr. Tokman.

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PAY VERSUS PERFORMANCE TABLE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information regarding the “compensation actually paid” (as defined in Item 402(v) of Regulation S-K) to the Principal Executive Officer or “PEO” (Mr. Francois Michelon) and to the Non-PEO NEOs (on an average basis) for 2023, 2022, and 2021. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in this proxy statement.

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (3)	Average Compensation Actually Paid to Non-PEO NEOs ($) (4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($) (5)	Net Income/(Loss) (million) ($) (6)
2023	646,787	452,050	373,351	266,339	14.13	(10.1)
2022	636,196	443,594	430,872	315,373	27.13	(13.2)
2021	1,324,618	530,145	1,051,095	368,999	92.24	(11.2)

(1)

Mr. Michelon was our PEO for each of the 2023, 2022, and 2021 fiscal years. This column represents the amount of total compensation reported for our PEO for each corresponding year (a “Subject Year”) in the “Total” column of the Summary Compensation Table (“total compensation”). Please refer to the Summary Compensation Table in this proxy statement.

(2)

This column represents the amount of “compensation actually paid” to our PEO as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the amounts disclosed for compensation actually paid reflect the adjustments listed in the table below made to the total compensation amounts reported in the Summary Compensation Table for our PEO by subtracting the value of equity awards reported in the Summary Compensation Table for the applicable Subject Year and adding (or subtracting, as applicable) the following for the applicable Subject Year: (i) the year-end fair value of any equity awards granted in the Subject Year that are outstanding and unvested as of the end of the Subject Year; (ii) for awards that are granted and vest in the Subject Year, the fair value as of the vesting date; (iii) the amount of change as of the end of the Subject Year (from the end of the prior fiscal year) in the fair value of any awards granted in prior years that are outstanding and unvested as of the end of the Subject Year; (iv) for awards granted in prior years that vest in the Subject Year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in the fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the Subject Year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock awards in the Subject Year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the Subject Year.

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 The amounts disclosed reflect the adjustments listed in the tables below to the amounts reported in the Summary Compensation Table for PEO:

Year	Less: Value of Equity Awards Reported in the Summary Compensation Table	Plus: Year End Fair Value of Outstanding and Unvested Equity Awards Granted During the Applicable Subject Year	Plus: Vesting Date Fair Value of Equity Awards Granted and Vested During the Applicable Subject Year	Plus/ (Less): Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards at Year End Granted in Prior Years	Plus/ (Less): Change in Value of Equity Awards Granted in Prior Years and Vested During the Applicable Subject Year	Less: Fair Value at the End of the Prior Year of Equity Awards Forfeited During the Applicable Subject Year	Plus: Dividends or Other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Applicable Subject Year	Total Adjusted Equity Value
2023	$(258,341)	$126,016	$-	$(45,526)	$(16,886)	$-	$-	$(194,737)
2022	(212,609)	124,326	-	(13,673)	(90,646)	-	-	(192,602)
2021	(812,391)	26,854	-	(14,517)	5,581	-	-	(794,473)

For stock options, the fair value or change in fair value, as applicable, was determined using a Black-Scholes valuation model. The model references the closing stock price, in addition to the stock option’s strike price, expected life, volatility, expected dividend yield, and risk-free rate as of the measurement date.

(3)

For the 2023 fiscal year, our Non-PEO NEOs were: Michael Thornton and Irina Pestrikova. For the 2022 and 2021 fiscal year, our Non-PEO NEOs were: Michael Thornton, Chief Technology Officer, and Renaud Maloberti, Former Chief Commercial Officer. This column represents the average of the amounts of total compensation reported for each Non-PEO NEO as a group for each Subject Year in the “Total” column of the Summary Compensation Table (“total compensation”).

(4)

This column represents the average of the amounts of “compensation actually paid” to our Non-PEO NEOs as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the amounts disclosed for compensation actually paid reflect the adjustments listed in the table below, using the same adjustment methodology described above in Note 2:

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Year	Less: Value of Equity Awards Reported in the Summary Compensation Table	Plus: Year End Fair Value of Outstanding and Unvested Equity Awards Granted During the Applicable Subject Year	Plus: Vesting Date Fair Value of Equity Awards Granted and Vested During the Applicable Subject Year	Plus/ (Less): Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards at Year End Granted in Prior Years	Plus/ (Less): Change in Value of Equity Awards Granted in Prior Years and Vested During the Applicable Subject Year	Less: Fair Value at the End of the Prior Year of Equity Awards Forfeited During the Applicable Subject Year	Plus: Dividends or Other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Applicable Subject Year	Total Adjusted Equity Value
2023	$(141,229)	$68,890	$-	$(24,638)	$(10,035)	$-	$-	$(107.011)
2022	(131,855)	77,106	-	(11,636)	(49,115)	-	-	(115,499)
2021	(710,579)	20,140	-	(8,277)	16,620	-	-	(682,096)

For stock options, the fair value or change in fair value, as applicable, was determined using a Black-Scholes valuation model. The model references the closing stock price, in addition to the stock option’s strike price, expected life, volatility, expected dividend yield, and risk-free rate as of the measurement date.

(5)

The values disclosed in this TSR column represent the measurement period value of an investment of $100 in the Company’s shares as of December 31, 2020, and then valued again on each of December 31, 2021, 2022, and 2023.

(6)	The dollar amounts reported represent the amount of net loss reflected in our audited consolidated financial statements included in the Annual Report for the applicable year.

Description of Compensation Actually Paid and Cumulative Company Total Shareholder Return

The compensation actually paid to our PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $452,050, $443,594, and $530,145 for 2023, 2022, and 2021, respectively. The average of the amounts of compensation actually paid to our Non-PEO NEOs as a group (excluding Mr. Michelon), as computed in accordance with Item 402(v) of Regulation S-K, was $266,365, $315,373 and $368,999 for 2023, 2022, and 2021, respectively. The cumulative total shareholder return of the Company, assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $14.13, $27.13, and $92.24 for 2023, 2022, and 2021, respectively. Please see Note 5 above for additional information related to the computation of cumulative Company total shareholder return.

Description of Compensation Actually Paid and Company Net Income

The compensation actually paid to our PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $452,050, $443,594 and $530,145 for 2023, 2022, and 2021, respectively. The average of the amounts of compensation actually paid to the Non-PEO NEOs as a group (excluding Mr. Michelon), as computed in accordance with Item 402(v) of Regulation S-K, was $266,365, $315,373, and $368,999 for 2023, 2022, and 2021, respectively. The Company’s net income, as computed in accordance with Item 402(v) of Regulation S-K and reflected in the Company’s audited financial statements for the applicable year, was $(10.1), $(13.2) million, $(11.2) million for 2023, 2022, and 2021, respectively.

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CAP Table Compared to Cumulative TSR

	PEO	Average non-PEO NEOs	Investment Value
12/31/2021	530,145	368,999	$92.24
12/31/2022	443,594	315,373	$27.13
12/31/2023	452,050	266,339	$14.13

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PROPOSAL 6 – RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed RBSM LLP (“RBSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. We are presenting this selection to our stockholders for ratification at the 2023 Annual Meeting.

RBSM audited our financial statements for 2023. A representative of RBSM is expected to be present at the 2024 Annual Meeting, have an opportunity to make a statement if RBSM desires, and be able to respond to appropriate questions submitted through proxyvote.com prior to the meeting.

The following table sets forth the aggregate fees billed by RBSM for audit and non-audit services in 2023 and 2022, including “out-of-pocket” expenses incurred in rendering these services. The nature of the services provided for each category is described following the table.

Fee Category	2023	2022
Audit Fees (1)	$104,500	$146,000
Audit-Related Fees	52,500	-
Tax Fees (2)	$60,000	$30,000
All Other Fees	-	-
Total	$217,000	$176,000

_________________

(1)	Audit fees include fees for professional services rendered for the audit of our annual statements, quarterly reviews, consents and assistance with and review of documents filed with the SEC.

(2)	Tax fees include fees for professional services rendered for tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires that all services to be provided by the Company’s independent public accounting firm, including audit services and permitted non-audit services, to be pre-approved by the Audit Committee. All audit and permitted non-audit services provided by RBSM during 2023 were pre-approved by the Audit Committee.

Vote Required for Approval

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the holders of a majority of shares present in person or by proxy and entitled to vote thereon. If our stockholders fail to ratify the selection of RBSM as the independent registered public accounting firm for 2024, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Board Recommendation

The Board of Directors unanimously recommends that the stockholders vote “FOR” ratification of the appointment of RBSM as our independent registered public accounting firm for 2024.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of Louis Basenese, Anthony DiGiandomenico and Michael Harsh. None of members of the Audit Committee is a current or former officer or employee of the Company, and the Board has determined that each member of the Audit Committee meets the independence requirements promulgated by The Nasdaq Stock Market and the SEC, including Rule 10A-3(b)(1) under the Exchange Act.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of the Company’s internal controls procedures. In fulfilling its oversight responsibilities, the Audit Committee has reviewed the Company’s audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and has discussed them with both management and RBSM LLP (“RBSM”), the Company’s independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with RBSM its independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered and discussed the compatibility of non-audit services provided by RBSM with that firm’s independence.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report.

Respectfully submitted by the Audit Committee.

THE AUDIT COMMITTEE:

Louis Basenese

Anthony DiGiandomenico, Chair

Michael Harsh

57

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policy for Review of Related Person Transactions

The Board of Directors has adopted a written policy with regard to related person transactions, which sets forth our procedures and standards for the review, approval or ratification of any transaction required to be reported in our filings with the SEC or in which one of our executive officers or directors has a direct or indirect material financial interest, with limited exceptions. Our policy is that the Corporate Governance and Nominating Committee shall review the material facts of all related person transactions (as defined in the related person transaction approval policy) and either approve or disapprove of the entry into any related person transaction. In the event that obtaining the advance approval of the Corporate Governance and Nominating Committee is not feasible, the Corporate Governance and Nominating Committee shall consider the related person transaction and, if the Corporate Governance and Nominating Committee determines it to be appropriate, may ratify the related person transaction. In determining whether to approve or ratify a related person transaction, the Corporate Governance and Nominating Committee will take into account, among other factors it deems appropriate, whether the related person transaction is on terms comparable to those available from an unaffiliated third-party under the same or similar circumstances and the extent of the related person's interest in the transaction.

Related Person Transactions

SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years in which it was or is to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee of the Company, (ii) a beneficial owner of more than 5% of any class of the Company’s voting securities, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of any class of the Company’s voting securities, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control.

Since January 1, 2022, the Company has not participated in any such related party transaction.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all such filings. Based solely on our review of the copies of the reports that we received and written representations that no other reports were required, we believe that our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements on a timely basis during 2023.

58

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

SEC rules permit registrants to send a single copy of their proxy materials to any household at which two or more stockholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding, which may affect certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple copies of the proxy materials. Those options are available to you at any time.

OTHER BUSINESS

The Board knows of no business that will be presented for consideration at the 2024 Annual Meeting other than those items stated above. If any other business should properly come before the 2024 Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 6, 2024

The proxy statement and annual report to stockholders are available at investors.endrainc.com/sec-filings.

A copy of the Company’s Annual Report for the fiscal year ended December 31, 2023 is available without charge upon written request to: Secretary, ENDRA Life Sciences Inc., 3600 Green Court, Ste. 350, Ann Arbor, Michigan 48105.

59

APPENDIX A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

ENDRA Life Sciences Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of Article FOURTH in its entirety and replacing the first paragraph of Article FOURTH with the following:

“FOURTH: The total number of shares of stock that the Corporation shall have authority to issue shall be [_________] shares, consisting of [_________] shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”). Subject to the rights of the holders of any series of Preferred Stock then outstanding, the number of authorized shares of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.”

SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this day of [●], 202[●].

ENDRA Life Sciences Inc.

By:
Francois Michelon, Chief Executive Officer

60

APPENDIX B

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

ENDRA Life Sciences Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraph to Article FOURTH thereof, which shall read in its entirety as follows:

“Upon the effectiveness of this Certificate of Amendment (the “Effective Time”), each share of the Common Stock, issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into a fraction of a share of Common Stock at a ratio between 1-for-[●] and 1-for-[●], inclusive, with the exact ratio to be determined by the Board in its discretion and publicly announced by the Corporation at least five business days prior to the effectiveness of the Certificate of Amendment; provided, however, that no fractional shares shall be issued to stockholders as a result of the foregoing reclassification and that in lieu thereof, the Corporation shall, after aggregating all fractions of a share to which a holder would otherwise be entitled, round any resulting fractional shares up to the nearest whole share. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock into which shares of Common Stock have been reclassified and converted, but giving effect to the rounding of fractional shares provided for in the immediately preceding sentence.”

SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

THIRD: The reverse split ratio chosen by the Board of Directors on , 202[●] is 1-for-[●].

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this day of [●], 202[●].

ENDRA Life Sciences Inc.

By:
Francois Michelon, Chief Executive Officer

61

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NDRA2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V51778-P15612 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ENDRA LIFE SCIENCES INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Francois Michelon
02) Louis J. Basenese
03) Anthony DiGiandomenico
04) Michael Harsh
05) Alexander Tokman

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. The approval, on a non-binding, advisory basis, of the compensation paid to the Company's named executive officers.	☐	☐	☐
3. For purposes of Nasdaq Stock Market rules, the authorization of the issuance of shares of common stock upon the exercise of certain outstanding warrants and approval of certain adjustment provisions included in the warrants.	☐	☐	☐
4. The approval of an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock from 80,000,000 to 1,000,000,000 shares.	☐	☐	☐
5. The approval of an amended to the Company's Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors on or prior to the one-year anniversary of the date of the Annual Meeting, a reverse stock split of common stock at a stock split ratio between 1-for-20 and 1-for-50, with the ultimate ratio to be determined by the Board of Directors in its sole discretion, the implementation and timing of which shall be subject to the discretion of the Board of Directors.	☐	☐	☐
6. The ratification of the appointment of RBSM LLP as the Company's independent registered public accounting firm for 2024.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V51779-P15612

ENDRA LIFE SCIENCES INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – AUGUST 6, 2024 AT 10:00 AM EASTERN TIME

The undersigned stockholder of ENDRA LIFE SCIENCES INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Francois Michelon and Irina Pestrikova or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on August 6, 2024 at 10:00 am Eastern time, at www.virtualshareholdermeeting.com/NDRA2024 or at any adjournment or postponement thereof, and to vote, as designated below, all shares of capital stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DESCRIBED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side